UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22853

StoneCastle Financial Corp.

(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Joshua S. Siegel

StoneCastle Financial Corp.

152 West 57th Street, 35th Floor

New York, NY 10019

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant’s telephone number, including area code: (212) 354-6500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

StoneCastle Financial Corp.
Schedule of Investments (unaudited)

As of March 31, 2018

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 16.7%
Banking – 16.7%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2023	$7,000,000	$7,026,250
Baraboo Bancorporation, Inc.	Senior Secured Term Loan, 10.50%, 12/28/2026	$13,000,000	13,146,250
Big Poppy Holdings, Inc.	Subordinated Term Loan, 6.50%, 4/1/2028	$3,500,000	3,469,375
	Total Term Loans (Cost $23,500,000)		23,641,875
Debt Securities – 5.7%
Banking – 5.7%
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031, 144A(4)	$4,446,824	3,646,396
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(1)	$4,435,141	4,468,404
	Total Debt Securities (Cost $8,045,364)		8,114,800
Trust Preferred Securities – 17.7%
Banking – 17.7%
Capital City TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$1,903,832	1,910,971
Central Trust Company Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,538,750
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,600,750
First CitizensTPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,221,137	2,240,572
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,538,442	2,573,345
Mercantil TPS LLC	Trust Preferred Security Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,759,579	4,813,125
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,283,622	4,321,104
	Total Trust Preferred Securities (Cost $25,238,815)		24,998,617

1	StoneCastle Financial Corp. |	See notes to Schedule of Investments

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Credit Securitizations – 32.3%
Banking – 32.3%
Community Funding CLO, Ltd.	Preferred Shares(5) (Estimated effective yield 10.49%), 144A(4)	$45,500,000	$44,351,125
U.S. Capital Funding I, Ltd. / U.S. Capital Funding I, Corp.	Subordinate Income Note, 5/1/2034, 144A(4)(6)	$4,700,000	1,245,500
	Total Credit Securitizations (Cost $46,678,069)		45,596,625
Pooled Equity Interest – 12.0%
Banking – 12.0%
Community Funding 2018, LLC.	Preferred Shares(5) (Estimated effective yield 9.90%), 7/15/2028, 144A(4)	$17,600,000	16,896,000
	Total Pooled Equity Interest (Cost $17,043,533)		16,896,000
Preferred Stocks – 25.6%
Banking – 25.6%
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%(6)*	$6,400,000	5,616,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%(6)**	$150,000	131,625
First Priority Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	$428,000	425,860
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$3,890,000	3,851,100
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	$219,000	216,810
Katahdin Bankshares Corporation	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	$10,000,000	9,900,000
Reliance Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$12,750,000	12,622,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$100,000	97,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$49,000	47,775
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$1,218,000	1,205,820
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75%	80,000	2,068,000
	Total Preferred Stocks (Cost $37,330,581)		36,182,990
Common Stocks – 2.2%
Banking – 2.2%
Happy Bancshares, Inc.	Equity Security - Private Placement, 144A(4)(6)(7)	44,000	1,432,640
Howard Bancorp, Inc.	Equity Security (HBMD)(6)~	83,119	1,645,753
	Total Common Stocks (Cost $2,004,317)		3,078,393

See notes to Schedule of Investments	| StoneCastle Financial Corp.	2

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Exchange Traded Fund – 14.2%
Diversified Financial Services – 14.2%
iShares U.S. Preferred Stock ETF	iShares U.S. Preferred Stock Exchange Traded Fund (PFF)	535,100	$20,098,356
	Total Exchange Traded Fund (Cost $20,064,987)		20,098,356
	Total Long Term Investments (Cost $179,905,666)		178,607,656
Short-Term Investment – 0.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class	193,767	193,767
	Total Short-Term Investment (Cost $193,767)		193,767
	Total Investments (Cost $180,099,433)(8)(9)† — 126.5%		178,801,423
	Other assets and liabilities, net — (26.5)%(10)		(37,509,983)
	Total Net Assets — 100.0%		$141,291,440

(1)	We do not “control” and are not an “affiliate” of any of our investments, each as defined in the Investment Company Act (the “1940 Act”).
(2)	$ represents security position traded in par amount.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
(5)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized. See following page for additional information.
(6)	Currently non-income producing security.
(7)	Investments determined using significant unobservable inputs (Level 3). (see Note 2). The value of such securities is $1,432,640 or 1.0% of net assets.
(8)	Investments are income producing assets unless otherwise noted by footnote (6).
(9)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(10)	Includes $20,000,000 in bank loans from Texas Capital Bank.
~	Effective March 1, 2018, Howard Bancorp, Inc. acquired First Mariner Bank. This transacion resulted in an exchange of 50,000 shares (par value $1,000,000) of Priam Capital Fund I, L.P. for 83,119 shares of Howard Bancorp, Inc.
*	As of March 31, 2018, this investment has deferred, undeclared and compounding dividends of $1,508,404 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.
**	As of March 31, 2018, this investment has deferred, undeclared and compounding dividends of $35,353 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.
†	As of March 31, 2018, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized depreciation of investments was $3,024,570 and gross unrealized appreciation was $1,726,560, resulting in net unrealized depreciation of $1,298,010.

3	StoneCastle Financial Corp. |	See notes to Schedule of Investments

Additional Information

The following is a listing of the underlying unsecured loans, subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp’s. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State	Bank Name	Principal Amount	State
Progress Financial Corporation	$5,500,000	Alabama	Glacier Bancorp, Inc.	$7,500,000	Montana
Cornerstone Community Bancorp	5,000,000	California	First State Holding Co.	9,350,000	Nebraska
Bankwell Financial Group	7,500,000	Connecticut	Highlands Bancorp, Inc.	7,500,000	New Jersey
SBT Bancorp, Inc.	7,500,000	Connecticut	Country Bank Holding Co., Inc.	7,500,000	New York
Biscayne Bancshares, Inc.	7,500,000	Florida	Pathfinder Bancorp, Inc.	10,000,000	New York
Idaho Trust Bancorp	5,000,000	Idaho	Quontic Bank Holdings Corporation	3,000,000	New York
Bancorp Financial, Inc.	12,500,000	Illinois	MidWest Community Financial Corp.	7,500,000	Oklahoma
Freeport Bancshares, Inc.	3,150,000	Illinois	Myers Bancshares, Inc.	10,000,000	Oklahoma
Market Street Bancshares, Inc.	7,500,000	Illinois	First Resource Bank	2,000,000	Pennsylvania
First Internet Bancorp	10,000,000	Indiana	Victory Bancorp, Inc.	5,000,000	Pennsylvania
Treynor Bancshares, Inc.	12,500,000	Iowa	Sandhills Holding Company, Inc.	8,500,000	South Carolina
Freedom Bancshares, Inc.	2,000,000	Kansas	First Citizens Bancshares, Inc.	10,000,000	Texas
Williams Holding Company, Inc.	1,000,000	Kansas	Happy Bancshares, Inc.	7,500,000	Texas
CB&T Holding Corp.	12,500,000	Louisiana	Linden Bancshares, Inc.	4,000,000	Texas
Delmar Bancorp	2,000,000	Maryland	First National Corporation	5,000,000	Virginia
Citizens Bancshares	12,500,000	Missouri	FS Bancorp. Inc.	10,000,000	Washington
First Bancshares, Inc.	2,500,000	Missouri	Partnership Community Bancshares	7,000,000	Wisconsin
Security State Bancshares, Inc.	12,500,000	Missouri	Total	$250,000,000

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp’s. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares, Inc.	3,000,000	Iowa
Vintage Bancorp, Inc.	3,000,000	Kansas
Delmar Bancorp	4,500,000	Maryland
Midwest Regional Bank	5,000,000	Missouri
Lincoln Park Bancorp (MHC)	5,000,000	New Jersey
MidWest Community Financial Corporation	2,500,000	Oklahoma
Peoples Bancshares	4,000,000	Virginia
Total	$44,000,000

See notes to Schedule of Investments	| StoneCastle Financial Corp.	4

Notes to Schedule of Investments (unaudited)

Investment Valuation– The most significant estimates made in the preparation of the financial statements of StoneCastle Financial Corp. (“SCFC” or the “Company”) are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

• Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

• Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on

5	StoneCastle Financial Corp. |

the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s Board of Directors will also review valuations of such investments provided by StoneCastle Asset Management LLC, the Advisor to the Company (“the Advisor”). To the extent SCFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if SCFC’s Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Credit Securitization and Pooled Equity Interests– SCFC may acquire equity or preferred equity in credit securitizations or other structured financings.  In valuing such investments, SCFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by a broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such credit securitizations and other structured financings, including events that impact the value of the underlying collateral held by such vehicles,  would be magnified to the extent leverage is utilized.  SCFC’s investment in credit securitization and other structured financings that utilize leverage may make it more likely that substantial changes in the Company’s net asset value (“NAV”) will occur.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at March 31, 2018, were as follows:

	TOTAL FAIR VALUE AT 3-31-18	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$23,641,875	$—	$23,641,875	$—

Debt Securities	8,114,800	—	8,114,800	—

Trust Preferred Securities	24,998,617	—	24,998,617	—

Credit Securitizations	45,596,625	—	45,596,625	—

Pooled Equity Interest	16,896,000	—	16,8896,000	—

| StoneCastle Financial Corp.	6

Preferred Stocks	36,182,990	—	36,182,990	—

Common Stocks	3,078,393	1,645,753	—	1,432,640

Exchanged Traded Fund	20,098,356	20,098,356	—	—

Short-Term Investments	193,767	193,767	—	—

Total Investments in Securities	$178,801,423	$21,937,876	$155,430,907	$1,432,640

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires SCFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	COMMON STOCK		LIMITED PARTNERSHIP INTEREST	TOTAL
Balance at December 31, 2017	$1,326,160		$846,000	$2,172,160
Realized gains including earnings	—		—	—
Unrealized appreciation/(depreciation) on investments	106,480		—	106,480
Purchases	—		—	—
Sales	—		—	—
Transfers in	—		—	—
Transfers out	—		(846,000)	(846,000)
Balance at March 31, 2018	$1,432,640	(1)	$—	$1,432,640

The change in unrealized appreciation on Level 3 securities held as of March 31, 2018 was $106,480.

	Fair Value at 3/31/2018	Valuation Techniques	Unobservable Inputs	Assumptions	Impact To Valuation From An Increase To Input
Common	$1,432,640	Prior transaction	Price to book ratio	1.45	Increase in
Stock		analysis	Discount for transaction costs	3%	observable input will increase the value

For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.

(1)	Value based on price-to-book valuation analysis.

7	StoneCastle Financial Corp. |

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	May 3, 2018

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	May 3, 2018

*	Print the name and title of each signing officer under his or her signature.